Exhibit 10.1

EXECUTION VERSION

AMENDMENT AGREEMENT (this “Amendment”), dated as of August 7, 2013, to (i) the Credit Agreement among NUANCE COMMUNICATIONS, INC., a Delaware corporation (the “Borrower”), the LENDERS party hereto, MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as administrative agent (the “Successor Agent”), and MSSF and BARCLAYS BANK PLC (“BARCLAYS”), as joint lead arrangers and joint book runners, and the other parties thereto from time to time to the Credit Agreement, dated as of March 31, 2006, as amended and restated as of April 5, 2007 and as further amended and restated on July 7, 2011 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among the Borrower, the LENDERS party thereto from time to time, UBS AG, STAMFORD BRANCH, as administrative agent (the “Resigning Agent”), and the other parties thereto from time to time and (ii) the Guarantee and Collateral Agreement dated March 31, 2006 (the “Existing Guarantee and Collateral Agreement”) among the Borrower, each Subsidiary of the Borrower party thereto and the Successor Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Existing Credit Agreement.
WHEREAS, the parties hereto wish to, among other things, (a) amend and restate the Existing Credit Agreement in its entirety to (i) replace the outstanding Tranche 2 Revolving Credit Facility with a new revolving credit facility having a longer dated maturity, (ii) extend the maturity date of the Term C Loans, (iii) to replace UBS, AG Stamford Branch as Administrative Agent under the Amended and Restated Credit Agreement (as defined below), and as Administrative Agent under each of the other Loan Document, with MSSF and to effect certain other changes as the described herein and (b) amend the Existing Guarantee and Collateral Agreement to effect certain changes as described herein;
WHEREAS, each Lender who executes and delivers this Amendment as a Tranche 3 Revolving Lender (as defined in Exhibit A) has agreed to provide Tranche 3 Revolving Facility Commitments to the Borrower in the amount set forth opposite such Lender's name on Schedule 2.01 as set forth in Exhibit B hereto;
WHEREAS, pursuant to Section 9.04(h) of the Existing Credit Agreement, the Borrower may amend the terms of Loans or Commitments in lieu of replacing such Loans or Commitments by requiring any Lenders who do not consent to amend (“Non-Consenting Term C Lenders”) to assign such Loans or Commitments to the Administrative Agent or its designees (collectively, the “New Term C Lenders”), such assignment to be deemed to be automatic pursuant to the terms of Section 9.04(h).
WHEREAS, each Lender including new Lenders that have been assigned Loans by Non-Consenting Term C Lenders pursuant to Section 9.04(h), by executing and delivering this Amendment, has consented to the amendments to be made to the Existing Credit Agreement and the Existing Guarantee and Collateral Agreement;
WHEREAS, Section 9.08 of the Existing Credit Agreement provides that the relevant Loan Parties and the Required Lenders may amend the Existing Credit Agreement, Existing Guarantee and Collateral Agreement and the other Loan Documents for certain purposes;
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendment.

(a)The Existing Credit Agreement is, effective as of the 2013 Amendment Effective Date (as defined below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto (the Existing Credit Agreement as amended hereby, the “Amended and Restated Credit Agreement”).

(b)Each of the Exhibits and Schedules to the Existing Credit Agreement set forth in Exhibit B hereto is, effective as of the 2013 Amendment Effective Date, hereby amended and restated in the form set forth in Exhibit B hereto.

(c)The Existing Guaranty and Collateral Agreement is, effective as of the 2013 Amendment Effective Date, hereby amended as follows (the Existing Guaranty and Collateral Agreement as amended hereby, the “Amended Guaranty and Collateral Agreement”):

(i)The second paragraph of Section 4.01(b) is hereby replaced in its entirety with the following:

“The Administrative Agent is further authorized to file with the United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Pledgor, without the signature of any Pledgor, and naming any Pledgor or the Pledgors as debtors and the Administrative Agent as secured party.”
(ii) Section 4.05(d) is hereby replaced in its entirety with the following:

“Each Pledgor, either itself or through any agent, employee, licensee or designee, shall (i) inform the Administrative Agent on an annual basis (at the time of delivery of the annual financial statements pursuant to Section 5.04(a) of the Credit Agreement) of each registration and each application made by itself, or through any agent, employee, licensee or designee, for any Patent, Trademark or Copyright with the United States Patent and Trademark Office or the United States Copyright Office filed during the preceding fiscal year, and (ii) execute and file any and all agreements, instruments, documents and papers as are necessary or as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Copyright (it being understood, for the avoidance of doubt, that no Pledgor shall be required to make any filings with the United States Patent and Trademark Office).”
(d)Each Term C Lender that wishes to continue as a Term C Lender on the 2013 Amendment Effective Dates subject to all of the rights, obligations and conditions thereto under the Amended and Restated Credit Agreement by executing the signature page hereof as a “Consenting Term C Lender” and delivering to the Administrative Agent such signature page prior to 5:00 PM, New York City time on August 5, 2013 (the “Consent Deadline”) (provided that the Borrower in its discretion in consultation with the Administrative Agent may accept any signature page delivered to the Administrative Agent after the Consent Deadline).

(e)Each Non-consenting Term Loan Lender is hereby deemed to have assigned its Term C Loans to the New Term C Lenders immediately prior to the 2013 Amendment Effective Date and such New Term C Lenders hereby consent to the amendments described in clause (1)(a) above by delivering a signature page to this Amendment as a “New Term C Lender,” in each case in accordance with Section 9.04(h) of the Existing Credit Agreement.  The posting of this Amendment to the Term C Lenders hereby serves as the notice to Lenders required pursuant to Section 9.04(h).

(f)A Lender shall become a Tranche 3 Revolving Lender (as defined in Exhibit A) and a holder of Tranche 3 Revolving Commitments (as defined in Exhibit A) subject to all of the rights, obligations and conditions thereto under the Amended and Restated Credit Agreement by executing the signature page hereof as a “Tranche 3 Revolving Lender” and delivering to the Administrative Agent such signature page prior to the Consent Deadline (provided that the Borrower in its discretion in consultation with the Administrative Agent may accept any signature page delivered after the Consent Deadline) stating that the amount of Tranche 3 Revolving Commitments that such Lender will provide (or such lesser amount as notified to such Lender in writing by the Administrative Agent prior to the 2013 Amendment Effective Date).

(g)The Lenders signing below acknowledge receipt of the notice of resignation from the Resigning Agent, and, as Required Lenders, waive the notice period specified in Section 8.09 of the Credit Agreement and hereby appoint MSSF as successor Administrative Agent under the Credit Agreement as of the 2013 Amendment Effective Date.  The Borrower consents to such appointment.  The Lenders signing below authorize the Resigning Agent and MSSF to enter into a Successor Agent Agreement and all other documents and instruments necessary to assign all of the Loan Documents and liens and security interests created thereunder to MSSF.

Section 2.Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each of the Lenders that:

(a)The execution and delivery of this Amendment is within the Borrower's organizational powers and has been duly authorized by all necessary organizational action on the part of the Borrower. This Amendment has been duly executed and delivered by the Borrower and constitutes, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally, subject to general principles of equity and subject to implied covenants of good faith and fair dealing. This Amendment will not violate any Requirement of Law in any material respect, will not violate or result in a default or require any consent or approval under any indenture, agreement or other instrument binding upon any Loan Party or its property, or give rise to a right thereunder to require any payment to be made by any Loan Party, except in each case for violations, defaults or the creation of such rights that would not reasonably be expected to result in a Material Adverse Effect.

(b)After giving effect to this Amendment, the representations and warranties set forth in Article III of the Existing Credit Agreement or in any other Loan Document are true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

(c)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3.Effectiveness. This Amendment shall become effective on the date (the “2013 Amendment Effective Date”) on which (i) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, MSSF, each Tranche 3 Revolving Lender, each Consenting Term C Lender and each New Term C Lender and (ii) each of the following conditions shall have been satisfied in accordance with the terms thereof:

(a)the representations and warranties set forth in Section 2 hereof shall be true and correct as of the 2013 Amendment Effective Date;

(b)the Borrower shall deliver or cause to be delivered a legal opinion of counsel to the Borrower, together with any additional legal opinions or other documents reasonably requested by the Administrative Agent in connection herewith, in each case dated the 2013 Amendment Effective Date;

(c)the Administrative Agent shall have received a certificate, dated the 2013 Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions precedent set forth in this Section 3 (to the extent satisfaction thereof is not subject to the discretion of a Secured Party) and Section 4.01 of the Amended and Restated Credit Agreement (to the extent satisfaction thereof is not subject to the discretion of a Secured Party);

(d)MSSF and Barclays, as joint lead arrangers (the “Joint Lead Arrangers”) in connection with this Amendment, shall have been paid such fees as the Joint Lead Arrangers and the Borrower have separately agreed to pursuant to the Engagement and Fee Letter, dated July 30, 2013 among the Joint Lead Arrangers and the Borrower;

(e)The Administrative Agent shall have received, for the account of (i) the Term C Lenders (including the New Term C Lenders), upfront fees in an amount equal to 0.25% of their respective outstanding Term C Loans and (ii) the Tranche 3 Revolving Lenders, upfront fees in an amount equal to 0.375% of their respective Tranche 3 Revolving Facility Commitments;

(f)MSSF, as Administrative Agent, shall have been paid such fees as MSSF and the Borrower have separately agreed to pursuant to the Administrative Agent Fee Letter, dated August 7, 2013 among the MSSF and the Borrower;

(g)the Borrower shall have paid all reasonable out-of-pocket costs and expenses of the Joint Lead Arrangers and the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment (including the reasonable fees and expenses of Cahill Gordon & Reindel llp as counsel to the Joint Lead Arrangers); and

(h)the Administrative Agent, UBS AG, Stamford Branch and the Borrower shall have entered into a Successor Agent Agreement dated as of the 2013 Amendment Effective Date and shall have delivered all documents and prepared all filings contemplated thereby (except as provided in the last paragraph of Section 2).

Section 4.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5.Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 9.07, 9.11 and 9.15 of the Amended and Restated Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

Section 6.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7.Post-Closing Covenant. To the extent not delivered as of the 2013 Amendment Effective Date, within thirty (30) days after the 2013 Amendment Effective Date, unless waived or extended by the Administrative Agent in its sole discretion, the Borrower shall, or shall cause the applicable Loan Party to, deliver to the Administrative Agent each of the following, in form and substance reasonably satisfactory to the Agent: (i) any amendments, supplements, certificates or other documentation required to reflect the appointment of the Successor Agent and maintain perfection of security interests under existing Foreign Pledge Agreements and (ii) certificates or other instruments representing Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank, and all promissory notes or instruments, together with note powers or other instruments of transfer with respect thereto endorsed in blank, in each case that is required to be pledged pursuant to the Security Documents.

Section 8.Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, any other Agent, any Issuing Bank or the Swingline Lender, in each case under the Existing Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of either such agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Existing Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Existing Credit Agreement and the Existing Guarantee and Collateral Agreement and from and after the 2013 Amendment Effective Date, all references to the Existing Credit Agreement and the Existing Guarantee and Collateral Agreement, as applicable, in any Loan Document and all references in the Existing Credit Agreement and the Existing Guarantee and Collateral Agreement, as applicable, to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Existing Credit Agreement or the Existing Guarantee and Collateral Agreement, as applicable, shall, unless expressly provided otherwise, refer to the Amended and Restated Credit Agreement or Amended Guaranty and Collateral Agreement, as applicable. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Amended and Restated Credit Agreement and the Amended Guaranty and Collateral Agreement, as applicable.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
NUANCE COMMUNICATIONS, INC.

By:	/s/ Thomas L. Beaudoin
Name:    Thomas L. Beaudoin
Title:     Executive Vice President and
Chief Financial Officer
Accentus U.S. Holding, Inc.
Art Advanced Recognition
Technologies, Inc.
Caere Corporation
Control Systems (USA), Inc.
Dictaphone Corporation
Ditech Networks, Inc.
J.A. Thomas and Associates, Inc.
Nuance Document Imaging, Inc.
Nuance Transcription Services, Inc.
Quadramed Quantim Corporation
Ruetli Holding Corporation
Swype, Inc.
Tegic Communications, Inc.
Telluride, Inc.
Transcend Services, Inc.
VirtuOz, Inc.
Vlingo Corporation
Voice Signal Technologies, Inc.

By:	/s/ Thomas L. Beaudoin
Name:    Thomas L. Beaudoin
Title:    President and Treasurer
Viecore, LLC
eCopy, LLC
Snapin Software, LLC

By: Nuance Communications, Inc.
Its: Sole Member

By:	/s/ Thomas L. Beaudoin
Name:    Thomas L. Beaudoin
Title:    Executive Vice President and
Chief Financial Officer

[Signature Page to Amendment Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent, Collateral Agent and as a New Term C Lender

By:	/s/ Andrew Earls
Name:    Andrew Earls
Title:    VP

[Signature Page to Amendment Agreement]

MORGAN STANLEY BANK, N.A.,
as Tranche 3 Revolving Lender

By:	/s/ Andrew Earls
Name:    Andrew Earls
Title:    VP

[Signature Page to Amendment Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Joint Lead Arranger and Joint Book Runner

By:	/s/ Andrew Earls
Name:    Andrew Earls
Title:    VP

[Signature Page to Amendment Agreement]

BARCLAYS BANK PLC, as Joint Lead Arranger, Joint Book Runner and a Lender

By:	/s/ Vanessa Roberts
Name:     Vanessa Roberts
Title:     Managing Director

[Signature Page to Amendment Agreement]

AMENDMENT AND RESTATEMENT TO THE NUANCE COMMUNICATIONS, INC. CREDIT AGREEMENT AND AMENDMENT TO THE GUARANTEE AND COLLATERAL AGREEMENT

THE UNDERSIGNED LENDER:

☐ Consents to Amendment

________________________________________,
(Name of Institution)
By: ___________________________________________
Name:
Title:
[If a second signature is necessary:
By: _________________________________________
Name:
Title:]

Existing Revolving Facility Commitment amount1: $__________________________
Existing Term Loan C amount1: $__________________________

______________________________________________
1 For informational purposes only. In the event of immaterial discrepancies the Administrative Agent's Register will prevail.

[Signature Page to Amendment Agreement]

Exhibit A

Amended and Restated Credit Agreement

(See Attached)

Exhibit B

Amended and Restated Exhibits and Schedules

Schedule 2.01

Tranche 3 Revolving Lenders	Tranche 3 Revolving Facility Commitments
Morgan Stanley	$16,125,000
Barclays Bank PLC	$16,125,000
Credit Suisse AG, Cayman Islands Branch	$12,000,000
Wells Fargo Bank, National Association	$12,000,000
Citibank, N.A.	$10,000,000
Deutsche Bank AG, New York Branch	$8,750,000